Shareholders' Equity and Reclassifications from Accumulated Other Comprehensive Income (Notes)	12 Months Ended
Dec. 31, 2014
Equity [Abstract]
Shareholders' Equity and Reclassifications from Accumulated Other Comprehensive Income
Shareholders' Equity and Reclassifications from Accumulated Other Comprehensive Income
As described in Note 1, our capital structure changed as a result of the acquisition on January 6, 2015. Prior to the acquisition, our Certificate of Incorporation authorized 20 million shares of preferred stock and 150 million shares of common stock. At December 31, 2014, shares of common stock were reserved for the following purposes:

Issuance upon conversion of the Convertible Notes (see Note 12)	11.8	million
Issuance upon exercise of stock options and other stock awards (see Note 18)	3.8	million

Gains and losses deferred in "AOCI" are reclassified and recognized in the Consolidated Statements of Income when they are realized. The items in the table below do not have an income tax effect because they are either permanent differences in the income tax calculation or they relate to jurisdictions where we have established full valuation allowances against our deferred tax assets. Amounts of (income) expense reclassified from AOCI are as follows (in thousands):

AOCI Component	Line Items Affected by Reclassifications from AOCI in the Consolidated Statements of Income	(Income) / expense reclassified from AOCI for the year ended December 31,
		2014	2013	2012
Currency translation	Other income (expense), net	$163	$—	$—
Available-for-sale investment	Other income (expense), net	—	(561)	(722)
Currency hedge portfolio derivatives	Net sales	(7,391)	29,858	(1,240)
Bunker fuel forward contracts	Cost of sales	4,473	(7,839)	(16,053)
Prior service cost and recognized actuarial loss amortization related to pensions*		1,189	1,357	789
* These accumulated other comprehensive income components are included in the computation of net periodic pension cost. See Note 16 for further details.
The changes in the components of accumulated other comprehensive income, net of tax, for the year ended December 31, 2014 and 2013 were as follows:

(In thousands)	Net cumulative currency translation gains (losses)	Net unrealized losses on qualifying cash flow hedges	Unrealized gains on available-for-sale investment	Net unrecognized losses related to pension and severance plans (1)	Total
Balance at December 31, 2012	$(120)	$(16,562)	$404	$(24,247)	$(40,525)
Other comprehensive income (loss) before reclassifications	(349)	(11,111)	157	3,230	(8,073)
Amounts reclassified from accumulated other comprehensive income	—	22,019	(561)	1,357	22,815
Net current-period other comprehensive income	(349)	10,908	(404)	4,587	14,742
Balance at December 31, 2013	$(469)	$(5,654)	$—	$(19,660)	$(25,783)
Other comprehensive income (loss) before reclassifications	16	15,871	—	(8,620)	7,267
Amounts reclassified from accumulated other comprehensive income	163	(2,918)	—	1,189	(1,566)
Net current-period other comprehensive income	179	12,953	—	(7,431)	5,701
Balance at December 31, 2014	$(290)	$7,299	$—	$(27,091)	$(20,082)
(1) Net of deferred tax asset (liability) of $401 thousand, $(530) thousand and $(283) thousand as of December 31, 2014, 2013 and 2012, respectively.
In 2006, the board of directors suspended the payment of dividends and had not declared dividend payments as of December 31, 2014. See Note 12 for further description of limitations on our ability to pay dividends under the 7.875% Notes and the 2013 ABL and Note 1 for limitations on our ability to pay dividends under the 2015 ABL.
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